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                                                                   EXHIBIT 10.30

                                [SGI LETTERHEAD]

VIA FAX (514/393-3996)

June 16, 1999

Ms. Rose Mary Correia
Discreet Logic, Inc.
10, Rue Duke
Montreal CANADA H3C 2L7

Re: Extension of Value Added Reseller Agreement, No. 12-11-441

Dear Ms. Correia:

   This letter shall serve to extend the discount and payment terms of the Value Added Reseller Agreement ("Agreement") between Silicon Graphics, Inc. ("SGI") and Discreet Logic Inc. ("Discreet"), as amended and extended. This extension shall be effective as of July 1, 1999 and continue until and including July 31, 1999.

   All other terms and conditions of the Agreement shall apply to purchases of SGI product by Discreet during the term of this extension.

   Please indicate your acceptance of these terms of the extension by signing where provided below.

                                          Very truly yours

                                             /s/ Fred Welz
                                          -------------------------------------
                                                  Fred Welz
                                          Vice President, Americas
                                           International

cc: Paul Michalovic (via FAX)
    Matt Miller

                                          Acknowledged and agreed

                                          By: /s/ Steve Cakebread
                                              ---------------------------------

                                          Name: Steve Cakebread
                                              ---------------------------------

                                          Title: V.P. CFO
                                              ---------------------------------

                                          Date:
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